CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the "Registration Statement") of our report dated November 21, 2007, relating to the financial statements and financial highlights which appear in the September 30, 2007 Annual Report to Shareholders of Columbia Dividend Income Fund, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of Equity Income Fund (a series of Excelsior Funds Trust), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights for the Acquiring Fund" and "Independent Registered Public Accounting Firm" in such Registration Statement and under the headings "Financial Highlights" in the Prospectuses and "Independent Registered Public Accounting Firm" in the Statements of Additional Information dated February 1, 2007 and July 1, 2007 of Columbia Dividend Income Fund and Equity Income Fund, respectively and "Financial Statements" in the Statement of Additional Information dated July 1, 2007 of Equity Income Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the "Registration Statement") of our report dated July 26, 2007, relating to the financial statements and financial highlights which appear in the May 31, 2007 Annual Report to Shareholders of Columbia High Yield Opportunity Fund, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of High Yield Fund (a series of Excelsior Funds Trust), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights for the Acquiring Fund" and "Independent Registered Public Accounting Firm" in such Registration Statement and under the headings "Financial Highlights" in the Prospectuses and "Independent Registered Public Accounting Firm" in the Statements of Additional Information dated October 1, 2007 and July 1, 2007 of Columbia High Yield Opportunity Fund and High Yield Fund, respectively and "Financial Statements" in the Statement of Additional Information dated July 1, 2007 of High Yield Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the "Registration Statement") of our report dated October 26, 2007, relating to the financial statements and financial highlights which appear in the August 31, 2007 Annual Report to Shareholders of Columbia Real Estate Equity Fund, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of Real Estate Fund (a series of Excelsior Funds, Inc), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights for the Acquiring Fund" and "Independent Registered Public Accounting Firm" in such Registration Statement and under the headings "Financial Highlights" in the Prospectuses and "Independent Registered Public Accounting Firm" in the Statements of Additional Information dated January 1, 2007 and July 1, 2007 of Columbia Real Estate Equity Fund and Real Estate Fund, respectively and "Financial Statements" in the Statement of Additional Information dated July 1, 2007 of Real Estate Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the "Registration Statement") of our report dated January 25, 2007, relating to the financial statements and financial highlights which appear in the November 30, 2006 Annual Report to Shareholders of Columbia Tax-Exempt Fund, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of Long-Term Tax-Exempt Fund (a series of Excelsior Tax-Exempt Funds, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights for the Acquiring Fund" and "Independent Registered Public Accounting Firm" in such Registration Statement and under the headings "Financial Highlights" in the Prospectuses and "Independent Registered Public Accounting Firm" in the Statements of Additional Information dated April 1, 2007 and July 1, 2007 of Columbia Tax-Exempt Fund and Long-Term Tax-Exempt Fund, respectively and "Financial Statements" in the Statement of Additional Information dated July 1, 2007 of Long-Term Tax-Exempt Fund which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the "Registration Statement") of our reports dated May 18, 2007, relating to the financial statements and financial highlights which appear in the March 31, 2007 Annual Reports to Shareholders of International Fund (a series of Excelsior Funds, Inc.), and International Equity Fund (a series of Excelsior Funds Trust), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Registered Public Accounting Firm" in the Statements of Additional Information of International Fund and International Equity Fund dated July 1, 2007, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the "Registration Statement") of our reports dated May 18, 2007, relating to the financial statements and financial highlights which appear in the March 31, 2007 Annual Reports to Shareholders of Blended Equity Fund, Core Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Intermediate-Term Bond Fund, Large Cap Growth Fund, Pacific/Asia Fund, Small Cap Fund, Value and Restructuring Fund (each a series of Excelsior Funds, Inc.) and Equity Opportunities Fund and Mid Cap Value and Restructuring Fund (each a series of Excelsior Funds Trust) (collectively, the "Funds"), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statements of Additional Information of the Funds dated July 1, 2007, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007